Exhibit 10.38 (a)

ABC (2004) 5039

ENTRUSTED LOAN CONTRACT

(Rao County) Nong Yin Wei Jie Zi (2009) No.(1)

Borrower (full name): JINKO SOLAR CO., LTD.

Lender (full name): Shangrao County Sub-Branch, Agricultural Bank of China

WHEREAS The Lender is hereby to be duly entrusted by Jiangxi Heji Investment Co., Ltd. (full name) to provide and allocate the entrusted loan (hereinafter “the Loan”) to the Borrower, in accordance with the Entrusted Loan Contract (the “Contract”) with (Rao County) Nong Yin Wei Tuo Zi (2009) No.(1), as well as the Notice of Entrusted Loan with (Rao County) Nong Yin Wei Tong Zi (2009) No.(1).

NOW THEREFORE, for and in consideration of the agreement, covenants, statement as well as understanding as made and executed herein and therein, in accordance with the applicable laws and regulations of People’s Republic of China, and on the basis of amicable negotiations and consultations, it is hereby agreed as follows, subject to the terms and conditions as set forth hereinafter and herein below:

Article 1.	The Lender shall provide the Loan to the Borrower as follows:

1.1	Amount of the Loan (currency and amount in words): RMB 20,000,000.

1.2	Purpose of the Loan: Investment in fixed asset.

1.3	Calculation and Payment of Interest

The annual interest rate of the Loan is 6.5%, calculated or to be calculated on a monthly basis from the date the Loan was transferred and allocated by the Lender . The 20th day of each month is the interest liquidation date, on a monthly (monthly/quarterly/annually) basis. Any and all the interests rate adjustments, with a prior written notice by the Entrustor. shall be subject to the amicable negotiation and consultations between the Borrower and the Entrustor,

1.4	Loan Term: commencing from September 27, 2009 and ending on June 7, 2012.

1.5	In case of any inconsistency between the loan amount, lending date and repayment date stated in this Contract and those stated in the Loan Certificate, the Loan Certificate shall apply. The Loan Certificate and any part thereof constitute and will constitute an integral part of this Contract.

Article 2.	The Borrower shall open a general account with the Lender, for any further handling of the drawing and repayment of the Loan, the payment of the interest and other matters in relation hereto or associated therewith. If the Lender decides to collect the principal and interest of the Loan to be due in advance or otherwise collect subject to the terms and conditions set forth herein, it may deduct the corresponding amount directly from such account.

Article 3.	The Borrower shall repay the principal and interest of the Loan on a timely basis.

Article 4.	The Loan hereunder shall be guaranteed in the manner whatsoever reasonably acceptable to the Entrustor. The specific terms of the guarantee contract and the examination and registration procedure of relevant guaranteed property shall be determined and handled with by the entrusted party (i.e. the Lender) and the Borrower.

Article 5.	During the term of this Contract, the Lender shall have the right to inspect the use of the Loan and the Borrower shall, upon request of the Lender, provide its financial statements and other relating information to the Lender.

Article 6.	Any and all the cost and expenses, such as attorney fee, insurance, transportation, valuation, registration, storage, appraisal and notarization fee, arising from or in connection with this Contract or the guarant hereunder shall be soly and absolutely borne by the Borrower.

Article 7.	After this Contract takes into force, any and all the amendment of, revision to or termination of this Contract shall be subject to the prior written consent of the Entrustor and the unanimous agreement between the parties, unless otherwise agreed upon between the parties.

Article 8.	Liabilities for Breach of the Contract

8.1	If the Borrower uses the Loan for any purpose other than that stipulated in this Contract, it shall assume all the risks and liabilities incurred thereby with respect to the Loan fund, and the Lender shall be entitled to stop the Loan, collect all or part of the extended Loan and calculate and collect the penalty interest of the Loan used in breach of the Contract at the rate of thirty percent over the interest rate agreed in this Contract for the period from the date the Borrower uses the Loan in breach of the Contract till the date of repayment of the principal and interest in full.

8.2	If the Borrower desires to make early repayment of the Loan, it shall obtain the written consent of the Entrustor. If the Lender collects the Loan ahead of the agreed time at its sole discretion, he shall pay the liquidated damages amounting to 0.05% of the Loan so collected to the Borrower except in the event stipulated in Article 8.1 and 8.4 hereof.

8.3	If the Borrower fails to repay the principal of the Loan on the due date agreed in this Contract, the Lender shall be entitled to calculate and collect the penalty interest of the overdue Loan at the rate of thirty percent over the interest rate agreed in this Contract for the period from the due date till the date of payment of the principal and interest in full.

8.4	During the Loan Term, if the Borrower and the Guarantor fails to repay the principal and interest of the Loan or to provide other guarantee acceptable to the Entrustor, due to their poor operation and management or the destruction of, damages to or missing or losses of the mortgaged or pledged property, the Lender shall have the right to terminate this Contract prior to the expiration of the term hereof and collect the Loan upon request of the Entrustor.

8.5	The Lender shall have the right to calculate and collect compound interest on the interest due but not paid by the Borrower in accordance with relevant stipulations of the People’s Bank of China.

Article 9.	Miscellaneous

Article 10.	Dispute Resolution

Any dispute arising out of or in connection with the performance of this Contract may be settled through consultation or through the following method (1):

(1)	Litigation. to be governed by the people’s court at the domicile of the Lender.

(2)	Arbitration. A request may be filed with (full name of the arbitration committee) for arbitration in accordance with the then effective arbitration rules.

The performance of the remaining provisions herein not involving the dispute shall continue during arbitration or litigation.

Article 11.	This Contract shall come into effect when duly signed or sealed by the parties.

Article 12.	This Contract is made in septuplicate with equal validity. Each of the Borrower, Lender, entrustor and the guarantors shall hold one counterpart.

Article 13.	Notice

The Lender has caused the Borrower to thoroughly and accurately understand the provisions printed hereunder and has interpreted the provisions upon the reasonable request of the Borrower. The parties have the same understanding on the meaning of this Contract.

Borrower Jinko Solar Co., Ltd. (Sealed)	Lender Shangrao County Sub-Branch Agricultural Bank of China

Legal Representative: /s/ Kangping Chen	Responsible Persons: /s/ Zhenyu Ye

or Autorized Representative:	or Authorized Representative:

Date: September 27, 2009

Exhibit 10.38 (b)

ABC (2004) 5039

ENTRUSTED LOAN CONTRACT

(Rao County) Nong Yin Wei Jie Zi (2009) No.(2)

Borrower (full name): JINKO SOLAR CO., LTD.

Lender (full name): Shangrao County Sub-Branch, Agricultural Bank of China

WHEREAS The Lender is hereby to be duly entrusted by Jiangxi Heji Investment Co., Ltd. (full name) to provide and allocate the entrusted loan (hereinafter “the Loan”) to the Borrower, in accordance with the Entrusted Loan Contract (the “Contract”) with (Rao County) Nong Yin Wei Tuo Zi (2009) No.(1), as well as the Notice of Entrusted Loan with (Rao County) Nong Yin Wei Tong Zi (2009) No.(2).

NOW THEREFORE, for and in consideration of the agreement, covenants, statement as well as understanding as made and executed herein and therein, in accordance with the applicable laws and regulations of People’s Republic of China, and on the basis of amicable negotiations and consultations, it is hereby agreed as follows, subject to the terms and conditions as set forth hereinafter and herein below:

Article 1.	The Lender shall provide the Loan to the Borrower as follows:

1.1	Amount of the Loan (currency and amount in words): RMB 30,000,000.

1.2	Purpose of the Loan: Investment in fixed asset.

1.3	Calculation and Payment of Interest

The annual interest rate of the Loan is 6.5%, calculated or to be calculated on a monthly basis from the date the Loan was transferred and allocated by the Lender . The 20th day of each month is the interest liquidation date, on a monthly (monthly/quarterly/annually) basis. Any and all the interests rate adjustments, with a prior written notice by the Entrustor. shall be subject to the amicable negotiation and consultations between the Borrower and the Entrustor,

1.4	Loan Term: commencing from October 21, 2009 and ending on June 7, 2012.

1.5	In case of any inconsistency between the loan amount, lending date and repayment date stated in this Contract and those stated in the Loan Certificate, the Loan Certificate shall apply. The Loan Certificate and any part thereof constitute and will constitute an integral part of this Contract.

Article 2.	The Borrower shall open a general account with the Lender, for any further handling of the drawing and repayment of the Loan, the payment of the interest and other matters in relation hereto or associated therewith. If the Lender decides to collect the principal and interest of the Loan to be due in advance or otherwise collect subject to the terms and conditions set forth herein, it may deduct the corresponding amount directly from such account.

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Article 3.	The Borrower shall repay the principal and interest of the Loan on a timely basis.

Article 4.	The Loan hereunder shall be guaranteed in the manner whatsoever reasonably acceptable to the Entrustor. The specific terms of the guarantee contract and the examination and registration procedure of relevant guaranteed property shall be determined and handled with by the entrusted party (i.e. the Lender) and the Borrower.

Article 5.	During the term of this Contract, the Lender shall have the right to inspect the use of the Loan and the Borrower shall, upon request of the Lender, provide its financial statements and other relating information to the Lender.

Article 6.	Any and all the cost and expenses, such as attorney fee, insurance, transportation, valuation, registration, storage, appraisal and notarization fee, arising from or in connection with this Contract or the guarant hereunder shall be soly and absolutely borne by the Borrower.

Article 7.	After this Contract takes into force, any and all the amendment of, revision to or termination of this Contract shall be subject to the prior written consent of the Entrustor and the unanimous agreement between the parties, unless otherwise agreed upon between the parties.

Article 8.	Liabilities for Breach of the Contract

8.1

If the Borrower uses the Loan for any purpose other than that stipulated in this Contract, it shall assume all the risks and liabilities incurred thereby with respect to the Loan fund, and the Lender shall be entitled to stop the Loan, collect all or part of the extended Loan and calculate and collect the penalty interest of the Loan used in breach of the Contract at the rate of thirty percent over the interest rate agreed in this Contract for the period from the date the Borrower uses the Loan in breach of the Contract till the date of repayment of the principal and interest in full.

8.2	If the Borrower desires to make early repayment of the Loan, it shall obtain the written consent of the Entrustor. If the Lender collects the Loan ahead of the agreed time at its sole discretion, he shall pay the liquidated damages amounting to 0.05% of the Loan so collected to the Borrower except in the event stipulated in Article 8.1 and 8.4 hereof.

8.3	If the Borrower fails to repay the principal of the Loan on the due date agreed in this Contract, the Lender shall be entitled to calculate and collect the penalty interest of the overdue Loan at the rate of thirty percent over the interest rate agreed in this Contract for the period from the due date till the date of payment of the principal and interest in full.

8.4	During the Loan Term, if the Borrower and the Guarantor fails to repay the principal and interest of the Loan or to provide other guarantee acceptable to the Entrustor, due to their poor operation and management or the destruction of, damages to or missing or losses of the mortgaged or pledged property, the Lender shall have the right to terminate this Contract prior to the expiration of the term hereof and collect the Loan upon request of the Entrustor.

8.5	The Lender shall have the right to calculate and collect compound interest on the interest due but not paid by the Borrower in accordance with relevant stipulations of the People’s Bank of China.

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Article 9.	Miscellaneous

Article 10.	Dispute Resolution

Any dispute arising out of or in connection with the performance of this Contract may be settled through consultation or through the following method (1):

(1)	Litigation. to be governed by the people’s court at the domicile of the Lender.

(2)	Arbitration. A request may be filed with (full name of the arbitration committee) for arbitration in accordance with the then effective arbitration rules.

The performance of the remaining provisions herein not involving the dispute shall continue during arbitration or litigation.

Article 11.	This Contract shall come into effect when duly signed or sealed by the parties.

Article 12.	This Contract is made in septuplicate with equal validity. Each of the Borrower, Lender, entrustor and the guarantors shall hold one counterpart.

Article 13.	Notice

The Lender has caused the Borrower to thoroughly and accurately understand the provisions printed hereunder and has interpreted the provisions upon the reasonable request of the Borrower. The parties have the same understanding on the meaning of this Contract.

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Borrower Jinko Solar Co., Ltd. (Sealed)	Lender Shangrao County Sub-Branch Agricultural Bank of China

Legal Representative: /s/ Kangping Chen	Responsible Persons: /s/ Zhenyu Ye

or Autorized Representative:	or Authorized Representative:

Date: October 21, 2009

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